Galaxy Digital Inc. Historical Financials as of Q1 2025 The information contained in this supplement speaks only as of the particular date or dates included in the accompanying pages. Galaxy Digital Inc. (the "Company") does not undertake an obligation to, and disclaims any duty to, update any of the information provided. The information contained in this supplement contains certain financial and other information reproduced or derived from more comprehensive information contained in our periodic reports and other filings with the Securities and Exchange Commission ("SEC"). The information contained in this supplement is unaudited and is not intended as a substitute for, and should be read in the context of, the information contained in these other documents. In the event of any conflict, the information contained in our periodic reports and other filings with the SEC shall take precedence. Exhibit 99.3

Consolidated Statements of Operations

	Three Months Ended March 31, 2025	Three Months Ended December 31, 2024	Three Months Ended September 30, 2024	Three Months Ended June 30, 2024	Three Months Ended March 31, 2024	Three Months Ended December 31, 2023	Three Months Ended September 30, 2023	Three Months Ended June 30, 2023	Three Months Ended March 31, 2023	Three Months Ended December 31, 2022	Three Months Ended September 30, 2022	Three Months Ended June 30, 2022	Three Months Ended March 31, 2022
Revenues	12,976,206	15,807,753	8,570,657	8,882,891	9,335,372	7,475,085	6,414,043	13,385,473	24,352,178	19,018,696	42,830,495	34,227,035	23,749,621
Net gain / (loss) on digital assets	(18,223)	198,189	111,990	(22,015)	346,393	281,215	(16,982)	23,801	45,416	97,268	104,014	489,241	247,842
Net gain / (loss) on investments	(133,167)	283,957	13,303	(101,487)	63,018	37,633	(3,024)	(15,176)	78,394	(144,089)	(27,175)	(286,493)	(7,161)
Net gain / (loss) on derivatives trading	31,059	62,467	16,340	105,322	83,640	71,121	15,738	8,099	56,625	12,737	17,825	80,019	81,977
Revenues and gains / (losses) from operations	**12,855,875**	**16,352,366**	**8,712,290**	**8,864,711**	**9,828,423**	**7,865,054**	**6,409,775**	**13,402,197**	**24,532,613**	**18,984,612**	**42,925,159**	**34,509,802**	**24,072,279**
Operating expenses:													
Transaction expenses	13,059,439	15,891,776	8,644,601	8,891,783	9,313,616	7,479,841	6,426,408	13,370,915	24,315,259	19,151,479	42,847,448	34,983,435	24,013,569
Compensation and benefits	56,953	85,977	57,290	61,253	61,071	67,883	50,543	52,612	48,218	33,171	59,987	62,054	60,989
General and administrative	86,575	213,414	23,931	22,267	19,685	15,384	16,853	15,495	10,619	71,083	39,956	26,778	10,953
Technology	9,887	9,086	7,576	7,356	6,492	6,165	4,948	4,599	4,395	3,943	3,660	4,045	3,270
Professional fees	20,772	12,829	10,927	13,691	13,629	11,538	7,910	8,786	9,817	12,952	(4,260)	9,940	9,591
Notes interest expense	14,071	9,683	7,105	7,040	6,976	6,913	6,851	6,790	6,731	14,916	7,503	7,336	7,274
Total operating expenses	**13,247,697**	**16,222,765**	**8,751,430**	**9,003,390**	**9,421,469**	**7,587,724**	**6,513,513**	**13,459,197**	**24,395,039**	**19,287,544**	**42,954,294**	**35,093,588**	**24,105,646**
Other income / (expense):													
Change in fair value of warrant liability	-	-	-	-	-	-	-	-	-	317	307	17,177	2,521
Unrealized gain / (loss) on notes payable - derivative	89,606	(16,583)	(2,858)	(2,573)	(9,713)	(8,581)	1,082	(799)	(1,305)	1,442	(1,042)	51,105	6,493
Other income / (expense), net	672	166	783	1,612	213	375	(636)	102	24	19,036	4,112	421	2,911
Total other income / (expense)	**90,278**	**(16,417)**	**(2,075)**	**(961)**	**(9,500)**	**(8,206)**	**446**	**(697)**	**(1,281)**	**20,795**	**3,377**	**68,703**	**11,925**
Net income / (loss) before taxes	**(301,543)**	**113,184**	**(41,215)**	**(139,640)**	**397,454**	**269,124**	**(103,292)**	**(57,697)**	**136,293**	**(282,137)**	**(25,758)**	**(515,083)**	**(21,442)**
Income taxes expense / (benefit)	(6,112)	(4,337)	(7,885)	(14,044)	9,327	16,275	(3,521)	(1,900)	5,060	(9,967)	(2,322)	(9,883)	(6,119)
Net income / (loss)	**(295,432)**	**117,521**	**(33,330)**	**(125,596)**	**388,127**	**252,849**	**(99,771)**	**(55,797)**	**131,233**	**(272,170)**	**(23,436)**	**(505,200)**	**(15,323)**
Redeemable noncontrolling interest	-	-	-	-	-	-	-	-		7,941	**8,857**	**(100,606)**	(13,411)
Unit holders of the Company	**(295,432)**	**117,521**	**(33,330)**	**(125,596)**	**388,127**	**252,849**	**(99,771)**	**(55,797)**	**131,233**	**(280,111)**	**(32,293)**	**(404,594)**	**(1,912)**

Consolidated Statements of Financial Position

	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025
Assets													
Current Assets													
Cash and cash equivalents	934,177	1,073,854	1,038,176	542,101	399,943	301,625	295,001	316,610	247,232	314,033	271,977	462,103	509,438
Digital intangible assets	1,679,217	593,602	654,036	362,383	693,645	834,149	821,069	972,429	1,853,704	1,851,953	2,367,770	2,547,581	2,123,860
Digital financial assets	362,220	251,540	191,292	199,632	141,363	275,194	131,824	74,386	102,744	83,138	103,447	359,665	514,479
Digital assets loan receivable, net of allowance	172,849	69,894	110,349	49,971	45,143	47,099	80,442	104,504	95,218	177,230	305,276	579,530	280,095
Assets posted as collateral	131,623	82,786	95,140	25,138	94,886	8,783	123,499	318,195	173,390	203,942	227,050	277,147	506,634
Investments	-	-	-	-	-	17,878	-	-	578,975	508,380	594,564	834,812	545,754
Derivative assets	45,744	29,718	23,909	18,763	92,209	69,083	45,442	173,209	341,336	153,470	141,961	207,653	128,353
Accounts receivable	137,570	86,591	41,057	30,874	41,794	65,146	54,535	60,929	169,739	82,645	30,309	55,279	28,864
Digital assets receivable	50,355	17,287	21,012	12,423	20,296	9,620	7,528	14,686	24,132	44,576	43,118	53,608	17,674
Loans receivable	303,534	131,045	76,028	62,611	188,976	316,647	247,276	377,105	402,722	404,991	398,510	476,620	407,966
Prepaid expenses and other assets	34,228	63,075	52,272	33,870	31,438	33,305	54,285	36,924	34,724	26,643	31,452	26,892	29,884
Total current assets	3,851,517	2,399,392	2,303,271	1,337,766	1,749,693	1,978,529	1,860,901	2,448,977	4,023,916	3,851,001	4,515,434	5,880,890	5,093,001
Non-current Assets													
Digital intangible assets	-	-	-	-	-	-	-	41,356	52,859	22,372	56,789	20,979	15,030
Digital assets receivable	35,737	6,072	11,172	5,154	7,403	4,378	3,537	6,174	18,065	3,854	7,015	7,112	1,996
Digital assets loan receivable, non-current	-	-	-	-	-	-	-	-	-	12,881	18,376	-	-
Investments	1,008,759	725,422	743,156	588,558	683,680	589,878	586,513	735,103	822,412	800,315	704,542	808,694	736,060
Loans receivable, non-current	-	-	-	100,977	100,150	18,698	113,792	10,259	-	-	-	-	56,800
Property and equipment, net	94,736	149,072	140,619	188,019	192,940	205,638	212,419	213,348	227,193	225,290	220,303	237,038	262,216
Other non-current assets	41,553	49,847	39,563	75,755	100,472	101,177	106,210	94,806	93,411	108,518	115,083	107,105	113,052
Goodwill	24,645	24,645	24,645	24,645	45,278	44,257	44,257	44,257	44,257	44,257	49,450	58,037	58,037
Total non-current assets	1,205,430	955,058	959,155	983,108	1,129,923	964,026	1,066,728	1,145,303	1,258,197	1,217,487	1,171,558	1,238,965	1,243,191
Total assets	**5,056,947**	**3,354,450**	**3,262,426**	**2,320,874**	**2,879,616**	**2,942,555**	**2,927,629**	**3,594,280**	**5,282,113**	**5,068,488**	**5,686,992**	**7,119,855**	**6,336,192**
Liabilities and Equity													
Current liabilities													
Derivative liabilities	31,654	41,854	19,334	16,568	81,325	47,371	39,737	160,642	395,835	118,770	112,136	165,858	89,702
Accounts payable and accrued liabilities	110,213	133,891	119,823	120,955	113,052	118,492	132,877	140,376	192,441	193,841	196,855	281,531	270,468
Digital assets borrowed	864,525	425,108	501,119	170,566	308,338	355,092	272,239	398,277	975,582	950,178	1,163,768	1,497,609	1,760,455
Payable to customers	138,119	142,936	22,771	9,591	13,876	11,905	3,446	3,442	80,740	94,816	96,864	19,520	19,288
Loans payable	129,236	105,783	112,528	-	3,058	1,546	51,565	93,069	275,415	211,384	248,818	510,718	345,249
Collateral payable	755,315	189,615	206,187	131,506	349,976	440,184	520,618	581,362	684,838	811,656	1,154,471	1,399,655	943,513
Other current liabilities	81,295	37,988	19,372	8,090	11,148	7,468	50,579	40,936	116,014	116,973	166,879	13,034	73,358
Total current liabilities	2,110,357	1,077,175	1,001,134	457,276	880,773	982,058	1,071,061	1,418,104	2,720,865	2,497,618	3,139,791	3,887,925	3,502,033
Non-current Liabilities													
Notes payable	472,361	424,842	425,629	384,515	389,213	393,465	395,896	408,053	421,405	427,679	434,306	845,186	763,798
Digital assets borrowed, non-current	-	-	-	-	-	-	-	-	-	-	-	-	6,603
Other non-current liabilities	19,785	27,668	32,517	62,889	63,975	59,430	53,157	56,952	59,794	68,555	60,796	192,392	162,114
Total non-current liabilities	492,146	452,510	458,146	447,404	453,188	452,895	449,053	465,005	481,199	496,234	495,102	1,037,578	932,515
Total Liabilities	**2,602,503**	**1,529,685**	**1,459,280**	**904,680**	**1,333,961**	**1,434,953**	**1,520,114**	**1,883,109**	**3,202,064**	**2,993,852**	**3,634,893**	**4,925,503**	**4,434,548**
Equity													
Non-controlling interest	147,760	50,070	56,652	-	-	-	-	-	-	-	-	-	-
Unit holders' capital	2,306,684	1,774,695	1,746,494	1,416,194	1,545,655	1,507,602	1,407,515	1,711,171	2,080,049	2,074,636	2,052,099	2,194,352	1,901,644
Total Equity	**2,454,444**	**1,824,765**	**1,803,146**	**1,416,194**	**1,545,655**	**1,507,602**	**1,407,515**	**1,711,171**	**2,080,049**	**2,074,636**	**2,052,099**	**2,194,352**	**1,901,644**
Total Liabilities and Equity	**5,056,947**	**3,354,450**	**3,262,426**	**2,320,874**	**2,879,616**	**2,942,555**	**2,927,629**	**3,594,280**	**5,282,113**	**5,068,488**	**5,686,992**	**7,119,855**	**6,336,192**